UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.           )

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Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

ENTRADA THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ENTRADA THERAPEUTICS, INC.
6 Tide Street
Boston, MA 02210
NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
To be held June 2, 2022
Notice is hereby given that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Entrada Therapeutics, Inc., will be held online on June 2, 2022 at 9:30 a.m. Eastern Time. You may attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/TRDA2022, where you will be able to vote electronically and submit questions. In light of continuing public health concerns resulting from the ongoing COVID-19 pandemic, and to support the health and well-being of our stockholders, employees and communities, the Annual Meeting will be held as a virtual meeting, which will be conducted via live webcast. You will need the 16-digit control number included with the Notice of Internet Availability of Proxy Materials being mailed to you separately in order to attend the Annual Meeting.
Stockholders of record at the close of business on April 5, 2022, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. The purpose of the Annual Meeting is the following:
1.
To elect three Class I directors to our board of directors, to serve until the Company’s 2025 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;

2.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.
To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You can find more information on each of the matters to be voted on at the Annual Meeting, including information regarding the nominees for election to our board of directors, in the accompanying proxy statement. The board of directors recommends a vote “FOR” the election of each of the three nominees for Class I directors and “FOR” the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2022, as disclosed in the accompanying proxy statement.
This year, the Company is following the Securities and Exchange Commission’s “Notice and Access” rule that allows companies to furnish their proxy materials by posting them on the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the accompanying proxy statement and our Annual Report for the fiscal year ended December 31, 2021 (the “2021 Annual Report”). We will mail the Notice on or about April 19, 2022, and it contains instructions on how to access both the 2021 Annual Report and accompanying proxy statement (together with the Notice, the “Proxy Materials”) over the Internet. This method provides our stockholders with expedited access to Proxy Materials and not only lowers the cost of printing and distribution but also reduces the environmental impact of the Annual Meeting. If you would like to receive a print version of the Proxy Materials, free of charge, please follow the instructions on the Notice.
To attend the Annual Meeting virtually via the Internet, please visit www.virtualshareholdermeeting.com/TRDA2022, which will allow you access to the meeting and will permit you to submit questions. Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit

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questions during the Annual Meeting, and technical details and support related to accessing the virtual platform. You will not be able to attend the 2022 Annual Meeting in person.
Whether or not you expect to attend the Annual Meeting online, we encourage you to read the accompanying proxy statement and vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting on the Internet as described in the instructions included in the Notice, by telephone by calling 1-800-690-6903 and following the recorded instructions or, if you requested and received a paper copy of the Proxy Materials, by signing, dating and returning the enclosed proxy card. If you vote your shares on the Internet or by telephone, you will need to enter the 16-digit control number provided in the Notice.
Your vote is important regardless of the number of shares you own. If you attend the Annual Meeting online, you may vote your shares during the Annual Meeting virtually via the Internet even if you previously voted your proxy. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.
If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.
By order of the board of directors,
/s/ Dipal Doshi

Dipal Doshi
President and Chief Executive Officer
Boston, Massachusetts
April 19, 2022

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ENTRADA THERAPEUTICS, INC.
6 Tide Street
Boston, MA 02210
PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
to be held JUNE 2, 2022
This proxy statement contains information about the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Entrada Therapeutics, Inc., which will be held on June 2, 2022 at 9:30 a.m. Eastern Time. In light of continuing public health concerns resulting from the ongoing COVID-19 pandemic, and to support the health and well-being of our stockholders, employees and communities, the Annual Meeting will be a virtual meeting, which will be conducted via live webcast. The board of directors of Entrada Therapeutics, Inc. (the “board of directors” or “board”) is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Entrada,” the “Company,” “we,” “us,” and “our” refer to Entrada Therapeutics, Inc. The mailing address of our principal executive office is Entrada Therapeutics, Inc., 6 Tide Street, Boston, MA 02210.
In order to attend the Annual Meeting virtually, you will be required to enter the 16-digit control number provided in the Notice of Internet Availability of Proxy Materials (the “Notice”) or the proxy card at www.ProxyVote.com. Beneficial owners of shares held in street name should follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares on how to attend and vote at the Annual Meeting. Please see the “General Information” section of the proxy statement for more details regarding the logistics of the virtual Annual Meeting. You will not be able to attend the Annual Meeting in person.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.
We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2021 (the “2021 Annual Report”) available to stockholders on or about April 19, 2022.
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering (“IPO”) in November 2021; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission (the “SEC”). Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on June 2, 2022:
This proxy statement and our 2021 Annual Report to Stockholders are available for viewing, printing and downloading at www.ProxyVote.com.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Entrada Therapeutics, Inc., 6 Tide Street, Boston, MA 02210, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are also available on the SEC’s website at www.sec.gov.

ENTRADA THERAPEUTICS, INC.
PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?
We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 19, 2022, we will begin mailing a Notice. Our proxy materials, including the Notice of the 2022 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form, and the 2021 Annual Report, will be mailed or made available to stockholders on the Internet on or about the same date.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, the Notice was mailed to holders of record and beneficial owners of our common stock starting on or about April 19, 2022. The Notice provides instructions as to how stockholders may access and review our proxy materials, including the Notice of the 2022 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2021 Annual Report, on the website referred to in the Notice or, alternatively, how to request that a printed copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail, or electronically by e-mail, on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of the 2022 Annual Meeting of Stockholders, this proxy statement and our 2021 Annual Report are available on our website, no other information contained on either website is incorporated by reference in, or considered to be a part of, this proxy statement.
Who is soliciting my vote?
Our board of directors is soliciting your vote for the Annual Meeting.
When is the record date for the Annual Meeting?
The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 5, 2022.
How many votes can be cast by all stockholders?
There were 31,364,089 shares of our common stock, par value $0.0001 per share, outstanding on April 5, 2022, including shares of restricted common stock, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. None of our shares of undesignated preferred stock were outstanding as of April 5, 2022.
Who is entitled to vote?
Registered Stockholders.   If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders.   If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend our virtual Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Note that you should also be receiving a voting instruction form for you to use from your broker. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”
How do I vote?
If you are a stockholder of record, and your shares are registered directly in your name, there are several ways for you to vote your shares.
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By Internet.   You may vote at www.ProxyVote.com, 24 hours a day, seven days a week, by following the instructions at that site for submitting your proxy electronically. You will need the 16-digit control number included on your Notice or the proxy card. Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time, on June 1, 2022.

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By Telephone.   You may vote using a touch-tone telephone by calling 1-800-690-6903 (toll-free from the U.S., U.S. territories and Canada), 24 hours a day, seven days a week. You will need the 16-digit control number included on your Notice or the proxy card. Votes submitted by telephone must be received by 11:59 p.m. Eastern Time, on June 1, 2022.

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By Mail.   If you requested and received a paper copy of the Proxy Materials, you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Votes submitted through the mail must be received by June 1, 2022.

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During the Annual Meeting.   If you are a stockholder of record as of the record date, you may vote during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/TRDA2022, you will be required to enter the 16-digit control number provided in the Notice or the proxy card. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

Even if you plan to attend our virtual Annual Meeting, we recommend that you vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting. If the Annual Meeting is adjourned or postponed, the deadlines above may be extended.
If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee, you should have received a voting instruction form with these proxy materials from your broker, bank or other nominee rather than from us. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. If you hold your shares of Entrada’s common stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.
If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies in the proxy card may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.
How can I virtually attend the Annual Meeting?
This year’s Annual Meeting will be held entirely online in light of continuing public health concerns resulting from the ongoing COVID-19 pandemic, and to support the health and well-being of our stockholders, employees and communities. To attend and participate in the Annual Meeting, stockholders will need to access the live webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/TRDA2022 and enter the 16-digit control number provided in the Notice or proxy card, and beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares.
The live webcast of the Annual Meeting will begin promptly at 9:30 a.m. Eastern Time on June 2, 2022. Online access to the webcast will open approximately (15) minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. You should allow ample time in advance of the meeting.
Additionally, questions regarding how to attend and participate via the Internet can be answered by following the assistance instructions included at www.virtualshareholdermeeting.com/TRDA2022 or by calling the technical support phone number listed on the above-mentioned website.
If you wish to submit a question during the Annual Meeting, you may log into, and submit a question on, the virtual meeting platform at www.virtualshareholdermeeting.com/TRDA2022, by entering your 16-digit control number and following the instructions there.
Our Annual Meeting will be governed by the Annual Meeting’s Rules of Conduct, which will address the ability of stockholders to ask questions during the meeting and rules for how questions will be recognized and addressed. The Annual Meeting’s Rules of Conduct will be available on www.virtualshareholdermeeting.com/TRDA2022 prior to the Annual Meeting.
Prior to the start of and during the Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log-in page.
How do I revoke my proxy?
If you are a stockholder of record, you may revoke your proxy by (i) following the instructions on the Notice and submitting a new vote by Internet, telephone or mail using the procedures described in the “How do I vote?” section above before the applicable deadline, (ii) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (iii) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Entrada Therapeutics, Inc., 6 Tide Street, Boston, MA 02210, Attention: Corporate Secretary.
If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.
How is a quorum reached?
Our Amended and Restated Bylaws (the “bylaws”) provide that a majority of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
How is the vote counted?
Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Third Amended and Restated Certificate of Incorporation (the “certificate of incorporation”) or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.
If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and those votes will be counted as broker “non-votes.” Proposal No. 2 is considered to be a discretionary item, and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you.
Under our by-laws, directors are elected by plurality vote. This means that the three director nominees receiving the highest number of affirmative votes properly cast will be elected as directors. You may vote for all of the director nominees, withhold authority to vote your shares for all of the director nominees or withhold authority to vote your shares with respect to any one or more of the director nominees. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker non-votes are not considered votes cast and will have no effect on the election of the nominees.
Who pays the cost for soliciting proxies?
We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise.
How may stockholders submit matters for consideration at an annual meeting?
The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.
In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2023 must also satisfy the requirements of SEC Rule 14a-8 under the Exchange Act, and be received not later than December 20, 2022. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.
How can I know the voting results?
We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Our board of directors currently consists of nine members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:
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the Class I directors are Dipal Doshi, Kush M. Parmar, M.D., Ph.D. and Mary Thistle, and their terms will expire at the Annual Meeting;

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the Class II directors are Carole Nuechterlein and Peter S. Kim, and their terms will expire at the annual meeting of stockholders to be held in 2023; and

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the Class III directors are Todd Foley and John F. Crowley, and their terms will expire at the annual meeting of stockholders to be held in 2024.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.
Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.
Our board of directors has nominated Dipal Doshi, Kush M. Parmar, M.D., Ph.D. and Mary Thistle for election as the Class I directors at the Annual Meeting. The nominees are presently directors and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.
In April 2021, our board of directors approved the adoption of the Nominating and Corporate Governance Committee Policies and Procedures for Director Candidates, which provide that in evaluating a director candidate, our nominating and corporate governance committee will consider a candidate’s character, integrity, judgment, diversity, independence, skills, education, expertise, conflicts of interest, and other factors.
The composition of our board of directors currently includes five individuals who are diverse under the Nasdaq Stock Market LLC (“Nasdaq”) listing rule regarding board diversity, as presented in the below Board Diversity Matrix. Under the Nasdaq listing rule, directors who self-identify as (i) female, (ii) an underrepresented minority, or (iii) LGBTQ+ are defined as being diverse.

Board Diversity Matrix
	As of April 19, 2022
Total Number of Directors	7
	Female	Male		Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5		—	—
Part II: Demographic Background
African American or Black	—	—		—	—
Alaskan Native or Native American	—	—		—	—
Asian	—	3		—	—
Hispanic or Latinx	—	—		—	—
Native Hawaiian or Pacific Islander	—	—		—	—
White	2	2		—	—
Two or More Races or Ethnicities	—	—		—	—
LGBTQ+			—
Did Not Disclose Demographic Background			—
In addition to the information presented below regarding each of the nominees and continuing directors’ specific experience, qualifications, attributes and skills that our board of directors and our nominating and corporate governance committee considered in determining that they should serve as a director, we also believe that each of our directors has demonstrated business acumen, integrity and an ability to exercise sound judgment, as well as a commitment of service to our company and our board of directors.
Nominees for Election as Class I Directors
The following table identifies our director nominees and sets forth their principal occupation and business experience during the last five years and their ages as of April 5, 2022.
Name	Positions and Offices Held with Entrada	Director Since	Age
Dipal Doshi	Chief Executive Officer, President, Director	2017	46
Kush M. Parmar, M.D., Ph.D.	Board Chairman, Director	2016	41
Mary Thistle	Director	2021	62
Dipal Doshi, has served as our Chief Executive Officer and President and as a member of our board of directors since August 2017. Prior to joining us, from July 2014 to August 2017, Mr. Doshi served as Chief Business Officer at Amicus Therapeutics Inc., a publicly traded biotechnology company, where he led Amicus’ business and corporate development, global strategy, new product planning and commercial planning functions. Previously, from 2008 to 2013, Mr. Doshi served as Senior Vice President at Auven Therapeutics Management L.L.L.P., a healthcare private equity fund. From 2005 to 2008, Mr. Doshi held corporate development and operating roles at Catalent Pharma Solutions (now Catalent, Inc.). He was also a member of Merrill Lynch’s Investment Banking Group. Mr. Doshi received his B.A. from Rutgers University and his M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Doshi is a Fellow of the Aspen Institute. We believe that Mr. Doshi is qualified to serve on our board of directors because of his considerable qualifications, attributes and skills, including his experience in leadership roles in the biopharmaceutical industry.
Kush M. Parmar, M.D., Ph.D., has served as a member of our board of directors since October 2016 and, as Chairman since December 2020. Dr. Parmar is Managing Partner at 5AM Venture Management LLC, an early stage venture capital firm focused on the life sciences, where he has been employed since 2010. Prior to joining 5AM, from 2002 to 2010, Dr. Parmar was at Harvard Medical School, where he was an

NIH-sponsored M.D./Ph.D. physician scientist fellow in the joint Harvard-MIT Health Sciences and Technology Program. Dr. Parmar currently serves on the boards of 5:01 Acquisition Corp., a publicly traded special purpose acquisition company, Homology Medicines, Inc., a publicly traded genetic medicines company, Akouos, Inc., a publicly traded precision genetic medicine company and Vor Biopharma, Inc., a publicly traded cell therapy company and RallyBio Corp., a publicly traded biotechnology company. He also serves as member of the scientific advisory boards of Harvard Medical School, Penn Medicine, Princeton University’s Department of Molecular Biology, and the Grace Science Foundation, and is a fellow of the Society of Kauffman Fellows. Dr. Parmar received a B.A. in Molecular Biology and Medieval Studies from Princeton University, a Ph.D. in Experimental Pathology from Harvard University, and an M.D. from Harvard Medical School. We believe that Dr. Parmar’s experience in the life sciences industry, his experience as a venture capitalist and senior executive, as well as his service on the boards of directors of numerous companies provide him with the qualifications to serve as a director of our company.
Mary Thistle, has served as a member of our board of directors since May 2021. Since 2020, Ms. Thistle has served as Special Advisor to the Bill & Melinda Gates Medical Research Institute, a non-profit biotech organization, and previously served as the organization’s Chief of Staff from January 2018 until she assumed her current role. Previously, she held senior leadership positions at Dimension Therapeutics, Inc., a gene therapy company, including Chief Operating Officer from 2016 to 2017 and Chief Business Officer from 2015 to 2016. Prior to joining Dimension Therapeutics, Inc., Ms. Thistle held various leadership positions at Cubist Pharmaceuticals, Inc., a biopharmaceutical company, including Senior Vice President, Business Development from 2014 to 2015, Vice President, Business Development from 2012 to 2013 and Senior Director, Business Development from 2009 to 2012. Ms. Thistle currently serves as a member of the board of directors of Homology Medicines, Inc., a publicly traded gene medicines company, Alaunos Therapeutics, Inc., a publicly traded biopharmaceutical company, as well as on the boards of several private companies. Ms. Thistle received a B.S. in Accounting from the University of Massachusetts. We believe that Ms. Thistle is qualified to serve on our board of directors due to her finance background and industry experience.
The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.
Vote Required and Board of Directors’ Recommendation
To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes properly cast on the proposal, meaning that the three director nominees receiving the most votes will be elected. Shares voting “withheld” and broker non-votes have no effect on the election of directors.
The board of directors recommends voting “FOR” the election of Dipal Doshi, Kush M. Parmar, M.D., Ph.D. and Mary Thistle as the Class I directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2025.

Directors Continuing in Office
The following table identifies our continuing directors and sets forth their principal occupation and business experience during the last five years and their ages as of April 5, 2022.
Name	Position and Offices Held with Entrada	Director Since	Class and Year in Which Term Will Expire	Age
Peter S. Kim, Ph.D.	Director	2020	Class II – 2023	63
Carole Nuechterlein	Director	2020	Class II – 2023	61
John F. Crowley	Director	2019	Class III – 2024	54
Todd Foley	Director	2018	Class III – 2024	50
Class II Directors (Term Expires at 2023 Annual Meeting)
Peter S. Kim, Ph.D., has served as a member of our board of directors since December 2020. Since 2014, Dr. Kim is the Virginia & D.K. Ludwig Professor of Biochemistry at Stanford University School of Medicine and an Institute Scholar of Stanford ChEM-H. He is also the Lead Investigator of the Infectious Disease Initiative at the Chan Zuckerberg Biohub. Prior to his current role in academia, he was President of Merck Research Laboratories from 2003 to 2013 and oversaw development of more than 20 new medicines and vaccines, including JANUVIA, the first DPP 4 inhibitor for type 2 diabetes; GARDASIL, the first vaccine for the prevention of cervical cancer; ISENTRESS, the first HIV-1 integrase inhibitor; ZOSTAVAX, the first vaccine for the prevention of shingles; and KEYTRUDA, the first FDA approved PD-1 immune checkpoint inhibitor for the treatment of cancer. Earlier, he was Professor of Biology at MIT, Member of the Whitehead Institute and an HHMI Investigator, where he discovered a salient component of how proteins cause viral membranes to fuse with cells, designed novel compounds to stop membrane fusion by HIV-1, and pioneered efforts to create an AIDS vaccine based on similar principles. His current service includes the Medical Advisory Board of the Howard Hughes Medical Institute (HHMI); the Scientific Advisory Board of the NIH Vaccine Research Center; and the Biology Department Visiting Committee of the MIT Corporation. He is a member of the National Academy of Sciences, the National Academy of Medicine and the National Academy of Engineering. Dr. Kim received a B.A. in Chemistry from Cornell University and a Ph.D. in Biochemistry from Stanford University. We believe that Dr. Kim is qualified to serve as a member of our board of directors because of his scientific background and his extensive experience in the life sciences industry.
Carole Nuechterlein, has served as a member of our board of directors since March 2020. Ms. Nuechterlein joined an affiliate of Roche Holding Ltd. (originally F. Hoffmann-La Roche Ltd), a publicly traded healthcare company, in 2001, and serves as Head of the Roche Venture Fund Ms. Nuechterlein began her legal career in private practice and later held senior legal positions, including as General Counsel to SangStat, Inc., a global pharmaceutical company, which was later acquired by Genzyme Corporation. Ms. Nuechterlein currently serves as a member of the board of directors Aligos Therapeutics, Inc., a publicly traded clinical stage biopharmaceutical company. Previously, from March 2017 to June 2021 Ms. Nuechterlein served on the board of directors of Millendo Therapeutics, Inc., a publicly traded clinical stage biopharmaceutical company and from October 2014 to May 2017 she served on the board of directors of AveXis, Inc., a publicly traded gene therapy company. She received a B.A. in English, History and Humanities from Valparaiso University and a J.D. from the University of Michigan. We believe that Ms. Nuechterlein’s extensive experience as a venture capital investor in, and director of, several biotechnology companies, provides her with the qualifications and skills necessary to serve as a member of our board of directors.
Class III Directors (Term Expires at 2024 Annual Meeting)
John F. Crowley, has served as a member of our board of directors since June 2019. Since 2005, Mr. Crowley has served as a Director, Chairman and Chief Executive Officer of Amicus Therapeutics, Inc., a publicly traded global biotechnology company since February 2010 and has been its Chief Executive Officer since January 2005, except for the period from April 2011 through August 2011 during which time he served as Executive Chairman. Mr. Crowley has also served as a director of Amicus since August 2004, except for the period from September 2006 to March 2007 when he was in active-duty service in the United States Navy (Reserve). Previously, Mr. Crowley was President and Chief Executive Officer of Orexigen Therapeutics, Inc., a publicly traded pharmaceutical company, from September 2003 to December 2004. Mr. Crowley was President and Chief Executive Officer of Novazyme Pharmaceuticals, Inc., a biotechnology company, from March 2000 until its acquisition by Genzyme Corporation (now Sanofi S.A., a publicly traded multinational pharmaceutical company) in September 2001; thereafter he served as Senior Vice President of Genzyme Therapeutics until December 2002. Currently, Mr. Crowley serves as a member of the board of directors of Intellia Therapeutics, Inc., a publicly traded biotechnology company. He has also held governing roles at several nonprofit organizations, including the Global Genes Project as a founding board member and the Make-A-Wish Foundation of America as a former national chairman. Mr. Crowley is a Henry Crown Fellow at the Aspen Institute and is a trustee of the United States Naval Academy Foundation. He is a combat veteran of the Global War on Terrorism with service in Afghanistan. Mr. Crowley received a B.S. in Foreign Service from Georgetown University, a J.D. from the University of Notre Dame Law School and an M.B.A. from the Harvard Business School. We believe that Mr. Crowley’s diverse experience, qualifications, attributes and skills, including his leadership experience in the life sciences industry, provides him with the qualifications and skills necessary to serve as a member of our board of directors.
Todd Foley, has served as a member of our board of directors since December 2018. Mr. Foley is a Managing Director at MPM Capital LLC, a healthcare-focused venture capital firm, which he joined in 1999. At MPM, Mr. Foley focuses on biotech investments and serves on a number of MPM portfolio company boards, including precision oncology public company Repare Therapeutics, Inc., as well as several other privately-held life sciences and pharmaceutical companies, including Aktis Oncology, Inc., CODA Biotherapeutics Inc., Crossbow Therapeutics, Inc., Iconic Therapeutics, Inc. and Tetherex Pharmaceuticals, Inc. In addition, Mr. Foley currently serves as President of Turmeric Acquisition Corp., a recently founded special purpose acquisition company. Mr. Foley received a B.S. in Chemistry from the Massachusetts Institute of Technology and an M.B.A. from Harvard Business School. We believe that Mr. Foley’s broad experience in the life sciences industry as a venture capitalist, as well as his service on the boards of directors of numerous companies provide him with the qualifications to serve as a director of our company.
There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified in this proxy statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.
There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.
Executive Officers Who Are Not Directors
The following table identifies our executive officers who are not directors and sets forth their current positions at Entrada and their ages as of April 5, 2022.
Name	Position and Offices Held with Entrada	Officer Since	Age
Nathan J. Dowden	Chief Operating Officer	2019	52
Nerissa C. Kreher, M.D.	Chief Medical Officer	2020	49
Natarajan Sethuraman, Ph.D.	Chief Scientific Officer	2017	60
Kory Wentworth	Chief Financial Officer	2020	43
Nathan J. Dowden, has served as our Chief Operating Officer since November 2019. Prior to joining us, from April 2016 to October 2019, Mr. Dowden was Senior Vice President of Corporate Development at Rubius Therapeutics, Inc., a publicly traded biopharmaceutical company, where he helped develop and integrate the company’s technology, capital formation and communication strategy in support of the organization’s evolution from Series A to public listing, and from discovery to clinical stage status. Prior to Rubius, from January 2014 to April 2016, Mr. Dowden served as Managing Director at the Huron Consulting

Group Inc., a publicly traded management consulting firm. He joined Huron after having served as Managing Director of The Frankel Group LLC (acquired by Huron) for 16 years. Mr. Dowden received a B.S. in Finance from the University of Connecticut and an M.B.A. in Finance and Marketing from the University of Chicago Booth School of Business.
Nerissa C. Kreher, M.D., has served as our Chief Medical Officer since December 2020. Prior to joining us, from February 2019 to October 2020, Dr. Kreher served as Chief Medical Officer at Tiburio Therapeutics, Inc., a biotechnology company, where she was responsible for clinical development, clinical operations, regulatory and patient advocacy. From October 2016 to December 2018, Dr. Kreher served as Chief Medical Officer of Avrobio, Inc., a publicly traded clinical-stage gene therapy company, where she oversaw clinical and regulatory development strategy for the company’s rare disease, ex vivo lentiviral gene therapy pipeline programs. From March 2015 to July 2016, Dr. Kreher served as Global Head (VP) of Clinical and Medical Affairs of Zafgen, Inc., a publicly traded biopharmaceutical company, where she was a strategic leader of a cross-functional team charged with creation of global development strategy for beloranib. Dr. Kreher currently serves as a member of the board of directors of Rezolute, Inc., a publicly traded biotechnology company. Dr. Kreher received a B.S. in Biology from University of North Carolina at Chapel Hill, an M.D. from East Carolina University, an M.S. in Clinical Research from Indiana University-Purdue University Indianapolis and an M.B.A. from Northeastern University Graduate School of Business Administration. Dr. Kreher is a board-certified pediatric endocrinologist.
Natarajan Sethuraman, Ph.D., has served as our Chief Scientific Officer since September 2017 and previously served as a consultant from October 2016 to August 2017. Prior to joining us, from August 2012 to July 2016, Dr. Sethuraman was Executive Director and the GlycoFi Site Head at Merck & Co., Inc., a publicly traded multinational pharmaceutical company, and previously served as Senior Director and GlycoFi Site Head from August 2006 to July 2012. At Merck, Dr. Sethuraman was responsible for the development of GlycoFi’s glyco-engineered platform for differentiated biologics and was an integral member of the Biologics Discovery leadership team at Merck Research Laboratories which set the strategy and prioritization of all Merck biologics. Dr. Sethuraman received a B.S. in Agriculture from the Tamil Nadu Agricultural University, an M.Sc. in Entomology and Biochemistry and a Ph.D. in Entomology, Molecular Biology and Biochemistry from the Indian Agricultural Research Institute. He received his post-doctoral training at Duke University where he worked on the elucidation of the termination of DNA replication in E. coli.
Kory Wentworth, has served as our Chief Financial Officer and Treasurer since November 2020. Prior to joining us, from December 2017 to October 2020, Mr. Wentworth served as Vice President of Finance at bluebird bio, Inc., a publicly traded biotechnology company, where he led the accounting, tax, treasury, finance operations and reporting functions and was responsible for building a global finance team. Prior to joining bluebird bio, from December 2008 to December 2017, Mr. Wentworth held positions of increasing responsibility overseeing finance and accounting teams at Alexion Pharmaceuticals Inc., a publicly traded pharmaceutical company, most recently as Executive Director and Corporate Controller. Previously, Mr. Wentworth was at PricewaterhouseCoopers LLP, a multinational accounting firm, from October 2002 to December 2008, most recently as Audit Manager within the Assurance and Business Advisory practice. Mr. Wentworth received his B.S. in Accounting from Susquehanna University and is a licensed Certified Public Accountant.
The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified in this proxy statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.
There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Entrada’s stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Ernst & Young LLP has served as Entrada’s independent registered public accounting firm since 2021.
The audit committee is solely responsible for selecting Entrada’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Stockholder approval is not required to appoint Ernst & Young LLP as Entrada’s independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Ernst & Young LLP. If the selection of Ernst & Young LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Entrada and its stockholders.
A representative of Ernst & Young LLP is expected to virtually attend at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.
Entrada incurred the following fees from Ernst & Young LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2021 and 2020.
Fee Category	Fiscal Year 2021 ($)	Fiscal Year 2020 ($)
Audit Fees(1)	1,614,261	150,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	9,000	—
All Other Fees(4)	—	—
Total Fees	1,623,261	150,000

(1)
Audit fees consist of aggregate fees for professional services provided in connection with the annual audit of our consolidated financial statements, the review of our quarterly condensed consolidated financial statements, consultations on accounting matters directly related to the audit, and, in fiscal year 2021, comfort letter procedures in connection with the IPO.

(2)
Audit-related fees consist of fees for services that are reasonably related to the performance of the audit or review of our financial statements. There were no audit-related fees incurred in fiscal years 2021 or 2020.

(3)
Tax fees consist of fees for tax compliance, advice and tax services. There were no tax fees incurred in fiscal year 2020.

(4)
There were no other fees incurred in fiscal years 2021 or 2020.

Audit Committee Pre-approval Policy and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.
From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2021 and 2020 fiscal years, no services were provided to us by Ernst & Young LLP other than in accordance with the pre-approval policies and procedures described above.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of a majority of the votes cast FOR this proposal is required to ratify the appointment of our independent public accountant. Votes that are withheld will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee has authority to vote your unvoted shares held by the firm on this proposal. If your broker, bank or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Ernst & Young LLP as Entrada’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

CORPORATE GOVERNANCE
Director Nomination Process
Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee recommended nominee for a position on our board of directors are as follows:
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Nominees should demonstrate high standards of personal and professional ethics and integrity.

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Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

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Nominees should have skills that are complementary to those of the existing board.

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Nominees should have the ability to assist and support management and make significant contributions to the Company’s success.

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Nominees should have an understanding of the fiduciary responsibilities that is required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Entrada Therapeutics, Inc., 6 Tide Street, Boston, MA 02210, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.
Director Independence
Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.
Our board of directors has determined that all members of the board of directors, except Dipal Doshi and Peter S. Kim, Ph.D., are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers. Mr. Doshi is not an independent director under these rules because he is the President and Chief Executive Officer of the Company. Dr. Kim is not an independent director under these rules due to his service and compensation received as a strategic advisor to the Company within the past three years.
Board Committees
Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Each of the audit committee, compensation committee and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee and nominating and corporate governance committee is posted on the corporate governance section of our website www.entradatx.com.
Audit Committee
Kush M. Parmar, M.D., Ph.D., Mary Thistle and Carole Nuechterlein, serve on the audit committee, which is chaired by Mary Thistle. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined by the rules of the SEC and Nasdaq, and that each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Mary Thistle, as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2021, the audit committee met one time. The audit committee’s responsibilities include:
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appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

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pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•
reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

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coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

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establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

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recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

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monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•
preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•
reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

•
reviewing quarterly earnings releases.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.
Compensation Committee
Todd Foley, Carole Nuechterlein and John F. Crowley serve on the compensation committee, which is chaired by Todd Foley. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2021, the compensation committee met three (3) times. The compensation committee’s responsibilities include:
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annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•
evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation: (i) reviewing and approving the cash compensation of our Chief Executive Officer, and (ii) reviewing and approving grants and awards to our Chief Executive Officer under equity-based plans;

•
reviewing and approving the compensation of our other executive officers;

•
reviewing and establishing our overall management compensation philosophy and policy;

•
overseeing and administering our compensation and similar plans;

•
reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters and evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

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retaining and approving the compensation of any compensation advisors;

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reviewing and approving our policies and procedures for the grant of equity-based awards;

•
reviewing and recommending to the board of directors the compensation of our directors; and

•
preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement.

Nominating and Corporate Governance Committee
Kush M. Parmar, M.D., Ph.D. and John F. Crowley, serve on the nominating and corporate governance committee, which is chaired by John F. Crowley. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2021, the nominating and corporate governance committee met one time. The nominating and corporate governance committee’s responsibilities include:
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developing and recommending to the board of directors criteria for board and committee membership;

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establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

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reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•
identifying individuals qualified to become members of the board of directors;

•
recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

•
reviewing and recommending to the board of directors appropriate corporate governance guidelines; and

•
overseeing the evaluation of our board of directors.

The nominating and corporate governance committee considers candidates for board membership suggested by its members and the Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”
Identifying and Evaluating Director Nominees.    Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.
Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.
Board and Committee Meetings Attendance
The full board of directors met seven (7) times during 2021. During 2021, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).
Director Attendance at Annual Meeting of Stockholders
Directors are responsible for attending the annual meeting of stockholders to the extent practicable.
Policy on Trading, Pledging and Hedging of Company Stock
Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits derivative transactions of our stock by our executive officers, directors and employees. Our insider trading policy expressly prohibits purchases of any derivative securities that provide the economic equivalent of ownership.
Environmental, Social and Governance (“ESG”)
A continued area of focus for our board of directors has been our ESG-related practices which are integrated into our business strategy and planning including patient access to medicines, product safety, human capital management, and ethics and compliance. These are among the areas of focus that are critical to our long-term success and resiliency. We are therefore committed to increasing our transparency and further identifying issues that may have a material effect on corporate strategy, risks, opportunities or performance.
Human Capital Management.   Our future success depends on our ability to attract, develop and retain key personnel, maintain our culture, and ensure diversity and inclusion in our board, management and broader workforce. Our human capital resources objectives include, as applicable, identifying, recruiting, retaining, incentivizing and integrating our existing and new employees. The principal purposes of our equity and cash incentive plans are to attract, retain and reward personnel, whether existing employees or new hires, through the granting of stock-based and cash-based compensation awards. We believe that this increases value to our stockholders and the success of our company by motivating such individuals to perform to the best of their abilities and achieve our objectives.
Health and Safety.   As the success of our business is fundamentally connected to the well-being of our employees, we are committed to their health, safety and wellness. We provide our employees and their families with access to convenient health and wellness programs, including benefits that provide protection and security giving them peace of mind concerning events that may require time away from work or that impact their financial well-being; and that offer choices where possible so they can customize their benefits to meet their needs and the needs of their families. In response to the ongoing COVID-19 pandemic, we implemented significant changes that we determined were in the best interest of our employees, as well as the community in which we operate, and which comply with government regulations, including working in a remote environment where appropriate or required.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code of business conduct and ethics is posted on the corporate governance section of our website, which is located at ir.entradatx.com/corporate-governance. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K.
Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.
Board Leadership Structure and Board’s Role in Risk Oversight
Currently, the role of chairman of the board is separated from the role of chief executive officer, and we plan to keep these roles separate. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairman and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.
Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.
The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
Communication with the Directors of Entrada
Any interested party with concerns about our company may report such concerns to the board of directors or the chairman of our board of directors and nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:
c/o Entrada Therapeutics, Inc.
6 Tide Street
Boston, MA 02210
United States
You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, service provider, supplier or other interested party.
A copy of any such written communication may also be forwarded to Entrada’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with Entrada’s legal counsel, with independent advisors, with non-management directors, or with Entrada’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment and applying his or her own discretion.
Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.
The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Entrada regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Entrada has also established a toll-free telephone number for the reporting of such activity, which is (844) 929-3047.

EXECUTIVE AND DIRECTOR COMPENSATION
As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. This section provides an overview of the compensation awarded to, earned by, or paid to each individual who served as our principal executive officer during our fiscal year 2021, and our next two most highly compensated executive officers in respect of their service to our company for the fiscal year ended December 31, 2021. We refer to these individuals as our named executive officers. The compensation provided to our named executive officers for the fiscal year ended December, 31, 2021 is detailed in the 2021 Summary Compensation Table and accompanying footnotes and narrative that follow. Our named executive officers for the fiscal year ended December 31, 2021 are:
•
Dipal Doshi, our President and Chief Executive Officer;

•
Natarajan Sethuraman, Ph.D., our Chief Scientific Officer; and

•
Nathan Dowden, our Chief Operating Officer.

To date, the compensation of our named executive officers has consisted of a combination of base salary, cash bonuses and long-term incentive compensation in the form of stock options and restricted stock awards. Our named executive officers, like all full-time employees, are eligible to participate in our health and welfare benefit plans.
2021 Summary Compensation Table
The following table presents information regarding the total compensation awarded to, earned by, and paid to our named executive officers for services rendered to us in all capacities for the fiscal year ended December 31, 2021.
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)(1)	STOCK AWARDS ($)	OPTION AWARDS ($)(2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3)	ALL OTHER COMPENSATION ($)	TOTAL ($)
Dipal Doshi President and Chief Executive Officer	2021	425,057	117,500	—	4,742,292	233,050	12,500(4)	5,530,399
	2020	385,000		—	310,753	134,750	75,000(5)	905,503
Natarajan Sethuraman Ph. D. Chief Scientific Officer	2021	382,939	60,000	—	3,684,745	178,930	—	4,306,614
	2020	359,625	—	—	93,965	126,175	—	579,765
Nathan Dowden Chief Operating Officer	2021	378,532	50,000	—	1,706,565	176,920	—	2,312,017
	2020	354,488	—	—	82,636	124,373	—	561,497

(1)
The amount reported represents a discretionary cash bonus paid to reward our named executive officers for their extraordinary performance of services in 2021.

(2)
The amount reported represents the aggregate grant date fair value of the stock options awarded to the named executive officers during the 2021 fiscal year, calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock option reported in this column are set forth in Note 7 of our annual report on Form 10-K filed with the SEC on March 15, 2022. The amount reported in this column reflects the accounting cost for these stock option awards and does not correspond to the actual economic value that may be received by the named executive officers upon the vesting of the stock options or any sale of the shares.

(3)
The amount reported represents annual bonuses paid for performance during the year ended December 31, 2021 and December 31, 2020, respectively, and that are based on achievement of certain Company performance metrics.

(4)
The amount reported reflects the aggregate housing allowance provided for in Mr. Doshi’s prior employment agreement.

(5)
The amount reported reflects the aggregate housing allowance provided for in Mr. Doshi’s prior employment agreement.

Narrative to Summary Compensation Table
Base Salaries
We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. For 2021, the base salaries for each of Mr. Doshi, Dr. Sethuraman and Mr. Dowden were $396,550, $371,315 and $366,011, respectively, and increased in October 2021 after our IPO to $565,000, $440,000 and $440,000, respectively. In 2021, after our IPO, the compensation committee retained the services of Radford, an AON Hewitt company, as its external compensation consultant and the board of directors and the compensation committee considered Radford’s input on certain compensation matters as they deemed appropriate, including the increase in base salaries.
Equity Compensation
Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. During the year ended December 31, 2021, we granted awards of stock options to each of the named executive officers, as described in more detail in the “Outstanding Equity Awards at 2021 Fiscal Year-End” table.
Non-Equity Incentive Plan Compensation
We pay cash bonuses to reward our executives for their performance over the fiscal year, based on the achievement of certain corporate performance goals, as further described below. We believe such bonuses properly incentivize our named executive officers and allow us to remain competitive within the marketplace. During 2021, each of Mr. Doshi, Dr. Sethuraman and Mr. Dowden were initially entitled to receive a target bonus of 40%, 35%, and 35% of their base salary, respectively, and increased in October 2021 after our IPO to 50%, 40% and 40% respectively. The bonus was calculated on a pro-rata basis accordingly. Based on our achievement of the applicable performance goals for 2021, each named executive officer earned the amounts set forth in the 2021 Summary Compensation Table above, including a discretionary bonus to reward our executives for their extraordinary performance in 2021.
Employment Arrangements with Our Named Executive Officers
Dipal Doshi
On October 20, 2021, the Company and Mr. Doshi entered into an Amended and Restated Employment Agreement (the Doshi Agreement), which became effective upon the closing of our IPO on November 2, 2021. The Doshi Agreement provides for an annual base salary, an annual bonus opportunity and eligibility to participate in our employee benefit plans. If Mr. Doshi’s employment is terminated without “cause” or for “good reason,” outside of the Doshi Sale Event Period (as defined below), Mr. Doshi is entitled to severance equal to (i) base salary continuation for 12 months (less any applicable Restrictive Covenant Setoff (as defined in the Doshi Agreement)), (ii) any unpaid bonus for any completed prior fiscal year based on actual performance when it would otherwise have been paid, (iii) a pro rata bonus for the year of termination based on actual performance and paid when annual bonuses for such year are paid to senior executives generally, and (iv) if Mr. Doshi elects to maintain medical, dental and vision insurance coverage under

COBRA, payments to Mr. Doshi equal to the amounts the Company would have paid to the carrier with respect to Mr. Doshi’s coverage for 12 months. If Mr. Doshi’s employment is terminated without “cause” or for “good reason,” during the period beginning 90 days prior to a Sale Event (as defined in the New Doshi Agreement) and ending on the eighteen-month anniversary of the Sale Event (the Doshi Sale Event Period), Mr. Doshi is entitled to severance equal to (i) 100% acceleration of all outstanding and unvested equity awards, provided that any applicable performance conditions will be deemed satisfied at the higher of actual achievement or target level, (ii) a lump sum payment equal to 150% of base salary and 150% of Mr. Doshi’s target bonus in effect immediately prior to the termination (less any applicable Restrictive Covenant Setoff), (iii) any unpaid bonus for any completed prior fiscal year based on actual performance when it would otherwise have been paid, (iv) a pro rata bonus for the year of termination based on target performance, and (v) if Mr. Doshi elects to maintain medical, dental and vision insurance coverage under COBRA, payments to Mr. Doshi equal to the amounts the Company would have paid to the carrier with respect to Mr. Doshi’s coverage for 18 months. The Doshi Agreement also provides for proprietary and confidential information and assignment provisions, non-competition, and non-solicitation provisions.
Natarajan Sethuraman, Ph.D.
On October 20, 2021, the Company and Dr. Sethuraman entered into an Amended and Restated Employment Agreement (the New Sethuraman Agreement), which became effective upon the closing of our IPO on November 2, 2021. The Sethuraman Agreement provides for an annual base salary, an annual bonus opportunity and eligibility to participate in our employee benefit plans. If Dr. Sethuraman’s employment is terminated without “cause” or for “good reason,” outside of the Sale Event Period (as defined below), Dr. Sethuraman is entitled to severance equal to (i) base salary continuation for 9 months (less any applicable Restrictive Covenant Setoff (as defined in the Sethuraman Agreement)), (ii) any unpaid bonus for any completed prior fiscal year based on actual performance when it would otherwise have been paid, (iii) pro rata bonus for the year of termination based on actual performance and paid when annual bonuses for such year are paid to senior executives generally, and (iv) if Dr. Sethuraman elects to maintain medical, dental and vision insurance coverage under COBRA, payments to Dr. Sethuraman equal to the amounts the Company would have paid to the carrier with respect to Dr. Sethuraman’s coverage for 9 months. If Dr. Sethuraman’s employment is terminated without “cause” or for “good reason,” during the period beginning 90 days prior to a Sale Event (as defined in the Sethuraman Agreement) and ending on the twelve-month anniversary of the Sale Event (the Sale Event Period), Dr. Sethuraman is entitled to severance equal to (i) 100% acceleration of all outstanding and unvested equity awards, provided that any applicable performance conditions will be deemed satisfied at the higher of actual achievement or target level, (ii) a lump sum payment equal to 100% of base salary and 100% of Dr. Sethuraman’s target bonus in effect immediately prior to the termination (less any applicable Restrictive Covenant Setoff), (iii) any unpaid bonus for any completed prior fiscal year based on actual performance when it would otherwise have been paid, (iv) pro rata bonus for the year of termination based on target performance, and (v) if Dr. Sethuraman elects to maintain medical, dental and vision insurance coverage under COBRA, payments to Dr. Sethuraman equal to the amounts the Company would have paid to the carrier with respect to Dr. Sethuraman’s coverage for 12 months. The Sethuraman Agreement also provides for proprietary and confidential information and assignment provisions, non-competition, and non-solicitation provisions.
Nathan Dowden
On October 20, 2021, the Company and Mr. Dowden entered into an Amended and Restated Employment Agreement (the Dowden Agreement), which became effective upon the closing of our IPO on November 2, 2021. The Dowden Agreement provides for an annual base salary, an annual bonus opportunity and eligibility to participate in our employee benefit plans. If Mr. Dowden’s employment is terminated without “cause” or for “good reason,” outside of the Sale Event Period, Mr. Dowden is entitled to severance equal to (i) base salary continuation for 9 months (less any applicable Restrictive Covenant Setoff (as defined in the Dowden Agreement)), (ii) any unpaid bonus for any completed prior fiscal year based on actual performance when it would otherwise have been paid, (iii) a pro rata bonus for the year of termination based on actual performance and paid when annual bonuses for such year are paid to senior executives generally, and (iv) if Mr. Dowden elects to maintain medical, dental and vision insurance coverage under COBRA, payments to Mr. Dowden equal to the amounts the Company would have paid to the carrier with respect to Mr. Dowden’s coverage for 9 months. If Mr. Dowden’s employment is terminated without

“cause” or for “good reason,” during the Sale Event Period, Mr. Dowden is entitled to severance equal to (i) 100% acceleration of all outstanding and unvested equity awards, provided that any applicable performance conditions will be deemed satisfied at the higher of actual achievement or target level, (ii) a lump sum payment equal to 100% of base salary and 100% of Mr. Dowden’s target bonus in effect immediately prior to the termination (less any applicable Restrictive Covenant Setoff), (i) any unpaid bonus for any completed prior fiscal year based on actual performance when it would otherwise have been paid, (iv) a pro rata bonus for the year of termination based on target performance, and (v) if Mr. Dowden elects to maintain medical, dental and vision insurance coverage under COBRA, payments to Mr. Dowden equal to the amounts the Company would have paid to the carrier with respect to Mr. Dowden’s coverage for 12 months. The Dowden Agreement also provides for proprietary and confidential information and assignment provisions, non-competition, and non-solicitation provisions.
Outstanding Equity Awards at 2021 Fiscal Year-End
	Options Awards					Stock Awards
Name	Vesting Commencement Date(1)	Number Of Securities Underlying Unexercised Options (#) Exercisable(2)	Number Of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number Of Shares Or Units Of Stock That Have Not Vested (#)	Market Value Of Shares Or Units Of Stock That Have Not Vested ($)
Dipal Doshi	12/31/2018(3)	409,989	—	1.74	5/14/2029	14,393(6)	246,408
	8/12/2020	140,362	—	2.10	12/16/2030
	3/30/2021	312,750	—	8.47	5/19/2031
	8/2/2021	82,920	—	12.52	8/2/2031
	10/28/2021(5)	7,701	177,120	20.00	10/27/2031
Natarajan Sethuraman, Ph.D	3/4/2019(4)	68,312	—	1.74	3/5/2029
	8/12/2020	10,284	—	2.10	12/16/2030	28,340(7)	485,181
	3/30/2021	96,377	—	8.47	5/19/2031
	8/2/2021	4,146	—	12.52	8/2/2031
	10/28/2021(5)	10,152	233,487	20.00	10/27/2031
Nathan Dowden	12/10/2019(4)	84,831	—	1.74	12/10/2029
	8/12/2020	46,117	—	2.10	12/16/2030
	3/30/2021	82,973	—	8.47	5/19/2031
	8/2/2021	4,146	—	12.52	8/2/2031
	10/28/2021(5)	3,965	91,183	20.00	10/27/2031

(1)
Unless otherwise noted, 25% of the shares subject to each award vest upon the first anniversary of the vesting commencement date, with the remainder vesting in 36 equal monthly installments thereafter, such that the award is fully vested as of the fourth anniversary of the vesting commencement date, subject to the named executive officer’s continuous service relationship through each such date.

(2)
Each stock option granted prior to our IPO in October 2021 has an early exercise feature. In the event of an early exercise, all options exercised that are still subject to vesting conditions are treated as restricted stock until those vesting conditions are met. In the event of a termination of the named executive’s officer service prior to meeting the vesting conditions, we have the right to repurchase any unvested shares at the original purchase price. such that each option shall be immediately exercisable, subject to the Company’s right of repurchase of unvested shares upon termination of service.

(3)
This award shall immediately accelerate and vest in full upon termination of the named executive officer’s service relationship by us without cause or the named executive officer for good reason, in either case, within 90 days prior to or 18 months following a change in control.

(4)
This award shall immediately accelerate and vest in full upon termination of the named executive officer’s service relationship by us without cause or the named executive officer for good reason, in either case, within 90 days prior to or 12 months following a change in control.
(5)
This award vests in 48 equal monthly installments.

(6)
These shares of restricted stock were acquired upon the early exercise of a stock option. Such shares vest in equal monthly installments through December 2022, subject to the named executive officer’s continuous service relationship through each such date.

(7)
These shares of restricted stock were acquired upon the early exercise of a stock option. Such shares vest in equal monthly installments through December 2023, subject to the named executive officer’s continuous service relationship through each such date.

Employee Benefit and Equity Compensation Plans
2021 Employee Stock Purchase Plan
On September 30, 2021, our board of directors adopted the 2021 Employee Stock Purchase Plan (“ESPP”) and on October 22, 2021, our stockholders subsequently approved the ESPP. The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code. The ESPP initially reserves and authorizes the issuance of up to a total of 278,762 shares of common stock to participating employees. The ESPP provides that the number of shares reserved and available for issuance will automatically increase each January 1, beginning on January 1, 2022 and each January 1 thereafter through January 1, 2031, by the least of (i) 1% of the outstanding number of shares of our common stock on the immediately preceding December 31, (ii) 557,524 shares or (iii) such number of shares as determined by the ESPP administrator. The number of shares reserved under the ESPP is subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.
All employees whose customary employment is for more than 20 hours per week are eligible to participate in the ESPP. However, any participating employee who would own 5% or more of the total combined voting power or value of all classes of stock after an option were granted under the ESPP would not be eligible to purchase shares under the ESPP.
We will make one or more offerings each year to our employees to purchase shares under the ESPP. Each eligible employee may elect to participate in any offering by submitting an enrollment form at least 15 business days before the relevant offering date.
Each employee who is a participant in the ESPP may purchase shares by authorizing payroll deductions of up to 15% of his or her base compensation during an offering period. Unless the participating employee has previously withdrawn from the offering, his or her accumulated payroll deductions will be used to purchase shares on the last business day of the offering period at a price equal to 85% of the fair market value of the shares on the first business day or the last business day of the offering period, whichever is lower. Under applicable tax rules, an employee may purchase no more than $25,000 worth of shares of common stock, valued at the start of the purchase period, under the ESPP in any calendar year.
The accumulated payroll deductions of any employee who is not a participant on the last day of an offering period will be refunded. An employee’s rights under the ESPP terminate upon voluntary withdrawal from the plan or when the employee ceases employment with us for any reason.
Senior Executive Cash Incentive Bonus Plan
Our named executive officers participate in the Senior Executive Cash Incentive Bonus Plan (the Bonus Plan). The Bonus Plan provides for cash bonus payments based upon the attainment of performance targets established by our compensation committee.
The payment targets will be related to financial and operational measures or objectives with respect to our company, or corporate performance goals, as well as individual performance objectives. Our compensation committee may select corporate performance goals from among the following: achievement of specified research and development, publication, clinical and/or regulatory milestones, adjusted billings, earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of our common stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, stockholder returns, return on sales, gross or net profit levels, productivity, efficiency, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of stock, bookings, new bookings or renewals, sales or market shares; number of customers number of new customers or customer references; operating income and/or net annual recurring revenue, any of which may be measured in absolute terms, as compared to any incremental increase, in terms of growth, or as compared to results of a peer group, against the market as a whole, compared to applicable market indices and/or measured on a pre-tax or post-tax basis.
Each executive officer who is selected to participate in the Bonus Plan will have a target bonus opportunity set for each performance period. The bonus formulas will be adopted in each performance period by the compensation committee and communicated to each executive. The corporate performance goals will be measured at the end of each performance period after our financial reports have been published or such other appropriate time as the compensation committee determines. If the corporate performance goals and individual performance objectives are met, payments will be made as soon as practicable following the end of each performance period. Subject to the rights contained in any agreement between the executive officer and us, an executive officer must be employed by us on the bonus payment date to be eligible to receive a bonus payment. The Bonus Plan also permits the compensation committee to adjust or approve additional bonuses to executive officers in its sole discretion.
Health and Welfare Benefits
Our named executive officers, like all full-time employees, are eligible to participate in our health and welfare benefit plans.
Perquisites and Personal Benefits
We generally do not provide perquisites to our executives.
401(k) Plan
We maintain a tax-qualified retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis (the “401(k) Plan”). Participants in the 401(k) Plan are able to defer eligible compensation on a pre-tax or after tax (Roth) basis, subject to applicable annual Internal Revenue Code limits.
Director Compensation
The following table presents the total compensation paid by the Company to members of our board of directors during the fiscal year ended December 31, 2021. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non- equity awards to, or pay any other compensation to any of the members of our board of directors in 2021 for their services as members of the board of directors. Mr. Doshi, our President and Chief Executive Officer, does not receive any compensation from the Company for his service on our board of directors. See the section titled “Executive and Director Compensation” for more information on the compensation paid to or earned by Mr. Doshi as an employee for the year ended December 31, 2021.
	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Peter S. Kim(2)	35,417	218,086	—	308,681
John F. Crowley(3)	37,583	218,086	—	293,241
Mary Thistle(4)	27,125	395,624	—	422,749
Kush M. Parmar(5)	13,167	290,572	—	303,739
Todd Foley(6)	7,917	290,572	—	298,489

	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Carole Nuechterlein(7)	8,333	290,572	—	298,905

(1)
The amount reported represents the aggregate grant date fair value of stock options awarded to our non-employee directors during the 2021 fiscal year, calculated in accordance with FASB, ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock option reported in this column are set forth in Note 7 in our annual report on Form 10-K filed with the SEC on March 15, 2022. The amount reported in this column reflects the accounting cost for these stock option awards and does not correspond to the actual economic value that may be received by the directors upon the vesting of the stock options or any sale of the shares.

(2)
Prior to our IPO in October 2021, Dr. Kim was entitled to receive an annual cash retainer, payable on a quarterly basis, equal to $35,000 for his service as a member of our Board of Directors. As of December 31, 2021, Dr. Kim held unexercised stock options to purchase 11,918 shares, and 36,163 shares of unvested restricted stock, which were acquired upon the early exercise of options.

(3)
Prior to our IPO in October 2021, Mr. Crowley was entitled to receive an annual cash retainer, payable on a quarterly basis, equal to $35,000 for his service as a member of our board of directors. As of December 31, 2021, Mr. Crowley held outstanding and unexercised stock options to purchase 26,098 shares and 11,636 unvested shares of restricted stock, which were acquired upon the early exercise of options.

(4)
As of December 31, 2021, Ms. Thistle held outstanding and unexercised stock options to purchase 58,522 shares.

(5)
As of December 31, 2021, Mr. Parmar held an outstanding and unexercised stock option to purchase 23,522 shares.

(6)
As of December 31, 2021, Mr. Foley held an outstanding and unexercised stock option to purchase 23,522 shares.

(7)
As of December 31, 2021, Ms. Nuechterlein held an outstanding and unexercised stock option to purchase 23,522 shares.

Non-Employee Director Compensation Policy
Our board of directors adopted a non-employee director compensation policy that became effective upon consummation of our IPO. This policy is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under this policy, each director who is not an employee will be paid cash compensation as set forth below:
Position	Annual Retainer
Board of Directors:
Members (other than chair)	$37,500
Retainer for chair	$30,000
Audit Committee:
Members (other than chair)	$7,500
Retainer for chair	$15,000
Compensation Committee:
Members (other than chair)	$5,000
Retainer for chair	$10,000
Nominating and Corporate Governance Committee:
Members (other than chair)	$4,000

Position	Annual Retainer
Retainer for chair	$8,000
In addition, the non-employee director compensation policy provides that, upon initial election to our board of directors, each non-employee director will be granted an option to purchase 23,552 shares of our common stock (the Initial Grant). The Initial Grant will vest in equal annual installments over three years, subject to continued service through the applicable vesting date. Furthermore, on the date of each of our annual meetings of stockholders after the completion of this offering, each non-employee director who continues as a non-employee director following such meeting will be granted an option to purchase 11,918 shares of our common stock (the Annual Grant). The Annual Grant will vest in full on the earlier of (i) the first anniversary of the grant date or (ii) our next annual meeting of stockholders, subject to continued service through the applicable vesting date. Such awards are subject to full accelerated vesting upon the sale of the company, or upon the death or disability of the non-employee director.
The grant date fair value of all equity awards and all other cash compensation paid by us to any non- employee director in any calendar year for services as a non-employee director shall not exceed $750,000; provided, however, that such amount shall be $1,200,000 for the calendar year in which the applicable non-employee director is initially elected or appointed to the board of directors.
We will reimburse all reasonable out-of-pocket expenses incurred by non-employee directors for their attendance at meetings of our board of directors or any committee thereof.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain Relationships and Transactions
Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2021, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amounts at December 31, 2020 and 2021) and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.
Private Placements of Securities
Series B Preferred Stock Financing
In March 2021, we sold an aggregate of 53,522,099 shares of our Series B preferred stock at a purchase price of $2.1720 per share for an aggregate purchase price of approximately $116.2 million. Each share of our Series B preferred stock automatically converted into 0.1382 shares of our common stock immediately prior to the completion of our IPO. The following table summarizes purchases of our Series B preferred stock by related parties:
Participant	Shares of Series B Preferred Stock	Total Purchase Price ($)
Entities affiliated with 5AM Ventures(1)	4,143,646	$8,999,999.11
Entities affiliated with MPM Capital(2)	3,683,241	$7,999,999.45
Roche Finance Ltd(3)	2,302,026	$5,000,000.47

(1)
Consists of (i) 1,841,620 shares of Series B preferred stock purchased by 5AM Ventures V, L.P. (5AM Ventures V) and (ii) 2,302,026 shares of Series B preferred stock purchased by 5AM Opportunities I, L.P. (5AM Opportunities and, together with 5AM Ventures V, 5AM Ventures). Kush M. Parmar, M.D., Ph.D., a member of our board of directors, is a Managing Member of 5AM Partners V, LLC, the General Partner of 5AM Ventures V and 5AM Opportunities I (GP), LLC, and as a result, may be deemed to share voting and investment power with respect to the shares purchased by 5AM Ventures and 5AM Opportunities. Entities affiliated with 5AM Ventures collectively hold more than 5% of our voting securities.

(2)
Consists of (i) 57,569 shares of Series B preferred stock purchased by MPM Asset Management Investors BV2014 LLC (MPM 2014 LLC), (ii) 33,877 shares of Series B preferred stock purchased by MPM Asset Management Investors BV2018 LLC (MPM 2018 LLC), (iii) 111,553 shares of Series B preferred stock purchased by MPM BioVentures 2014 (B), L.P. (MPM B 2014), (iv) 1,672,499 shares of Series B preferred stock purchased by MPM BioVentures 2014, L.P. (MPM 2014), (v) 91,231 shares of Series B preferred stock purchased by MPM BioVentures 2018 (B), L.P. (MPM B 2018), (vi) 1,716,512 shares of Series B preferred stock purchased by MPM BioVentures 2018, L.P. (MPM 2018). MPM 2014 LLC, MPM 2018 LLC, MPM 2014, MPM B 2014, MPM 2018 and MPM B 2018 are collectively referred to as the MPM Capital Entities. MPM BioVentures 2014 LLC (BV2014 LLC) is the Managing Member of MPM BioVentures 2014 GP LLC, which is the General Partner of MPM 2014 and MPM B 2014. BV2014 LLC is the Manager of MPM 2014 LLC. Dr. Ansbert Gadicke, Dr. Luke Evnin and Todd Foley, a member of our board of directors, are the Managing Directors of BV2014 LLC and share voting and dispositive power over the shares purchaseed by each of MPM 2014, MPM B 2014 and MPM 2014 LLC. MPM BioVentures 2018 LLC (BV2018 LLC) is the Managing Member of MPM BioVentures 2018 GP LLC, which is the General Partner of MPM 2018 and MPM B 2018. BV2018 LLC is the Manager of MPM 2018 LLC. Dr. Ansbert Gadicke, Dr. Luke Evnin, Todd Foley, a member of our board of directors, and Edward Hurwitz are the

Managing Directors of BV2018 LLC and share voting and dispositive power over the shares purchased by each of MPM 2018, MPM B 2018 and MPM 2018 LLC. Each of the entities and individuals listed above expressly disclaims beneficial ownership of the securities listed above except to the extent of any pecuniary interest therein. The MPM Capital Entities collectively hold more than 5% of our voting securities.
(3)
Roche Finance Ltd (Roche Finance) is a wholly owned subsidiary of Roche Holding Ltd (Roche Holding), a publicly held Swiss corporation, traded on the SIX Swiss Exchange. Carole Nuechterlein, a member of our board of directors, is an employee of Roche Finance and disclaims beneficial ownership of the shares purchased by Roche Finance. Roche Finance holds more than 5% of our voting securities.

Initial Public Offering
Certain of our 5% stockholders purchased shares of our common stock in our IPO at the initial public offering price. The following table sets forth the number of shares of our common stock purchased by directors, executive officers and 5% stockholders and their affiliates and the aggregate purchase price paid for such shares.
Purchaser	Shares of Common Stock Purchased	Aggregate Purchase Price
Entities affiliated with MPM Capital	100,000	$2,000,000
Entities affiliated with 5AM Ventures	250,000	$5,000,000
Agreements with Our Stockholders
In connection with our preferred stock financings prior to our IPO, we entered into an investors’ rights agreement, voting agreement and right of first refusal agreement, in each case, with the purchasers of our preferred stock and certain holders of our common stock. All of the material provisions of these agreements terminated immediately prior to the completion of our IPO, other than the provisions relating to registration rights, which continued in effect following the completion of our IPO and entitle the holders of such rights to demand that we file a registration statement, subject to certain limitations, and to request that their shares be covered by a registration statement that we are otherwise filing.
Amended and Restated Strategic Advisory Agreement with Member of Board
On October 20, 2021, we entered into an amended and restated strategic advisory agreement (the New Kim Agreement) with Peter S. Kim, Ph.D., a member of our board of directors, entered into, which became effective in connection with the closing of our IPO. Pursuant to the New Kim Agreement, Dr. Kim provides certain strategic advisory services for the Company. The New Kim Agreement continues in effect unless sooner terminated or extended by the parties. In consideration for Dr. Kim’s services, we have agreed to pay Dr. Kim the same compensation that an “outside director” (as defined in our non-employee director compensation policy) would receive pursuant to our non-employee director compensation policy.
Related Person Transaction Policy
Our board of directors adopted a written related person transaction policy providing that transactions with our directors, officers and holders of 5% or more of our voting securities and their affiliates, each a related person, must be approved by our audit committee. This policy became effective on October 28, 2021, the date our registration statement for our IPO became effective. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

As appropriate for the circumstances, the audit committee will review and consider:
•
the related person’s interest in the related person transaction;

•
the approximate dollar amount involved in the related person transaction;

•
the approximate dollar amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•
whether the transaction was undertaken in the ordinary course of our business;

•
whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•
the purpose of, and the potential benefits to us of, the related-party transaction; and

•
any other information regarding the related-party transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Limitation of Liability and Indemnification of Officers and Directors
Our certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:
•
any breach of their duty of loyalty to our company or our stockholders;

•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•
unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•
any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.
In addition, we adopted bylaws which provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.
We have entered into and in the future plan to enter into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such executive officers, directors and 10% shareholders are also required by securities laws to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of these reports, or written representations from reporting persons, we believe that during the year ended December 31, 2021, our executive officers, directors and persons who own more than 10% of a registered class of our equity securities filed under Section 16(a) on a timely basis, with the exception of one late Form 4 filed for Kush M. Parmar, M.D., Ph.D. on November 5, 2021 to report a transaction that occurred on November 2, 2021.

PRINCIPAL STOCKHOLDERS
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of April 5, 2022 by:
•
each of our directors;

•
each of our named executive officers;

•
all of our directors and executive officers as a group; and

•
each person, or group of affiliated persons, who is known by us to beneficially owner of greater-than 5% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 31,364,089 shares of our common stock outstanding as of April 5, 2022.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 5, 2022 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Entrada Therapeutics, Inc., 6 Tide Street, Boston, MA 02210.
Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater-than-5% Stockholders:
Baker Bros. Advisors LP(1)	4,704,419	15.00%
Entities affiliated with MPM Capital(2)	4,425,784	14.11%
Entities affiliated with 5AM Ventures(3)	4,408,379	14.06%
MRL Ventures Fund, LLC(4)	1,739,768	5.55%
Redmile Group, LLC(5)	1,954,420	6.23%
Roche Finance Ltd (6)	2,813,525	8.97%
T. Rowe Price Associates, Inc.(7)	2,020,637	6.44%
Wellington Management Group LLP(8)	3,114,006	9.93%
Named Executive Officers and Directors:
Dipal Doshi, President, Chief Executive Officer and Director(9)	1,147,434	3.55%
Kory Wentworth, Chief Financial Officer(10)	222,248	*
Nathan J. Dowden, Chief Operating Officer(11)	293,287	*
Nerissa C. Kreher, M.D., Chief Medical Officer(12)	222,250	*
Natarajan Sethuraman, Ph.D., Chief Scientific Officer(13)	359,412	1.14%
John F. Crowley, Director(14)	52,044	*
Todd Foley, Director(2)(15)	4,580	*
Peter S. Kim, Ph.D., Director(16)	47,044	*
Carole Nuechterlein, Director (17)	4,580	*
Kush M. Parmar, M.D., Ph.D., Chairman(3)(18)	4,580	*
Mary Thistle, Director(19)	46,604	*
All executive officers and directors as a group (11 persons)(20)	2,404,063	7.22%

*
Represents beneficial ownership of less than 1%.

(1)
Information is based solely on a Schedule 13D filed by Baker Bros. Advisors LP (the Adviser), Baker Bros. Advisors (GP) LLC (the Adviser GP), Felix J. Baker and Julian C. Baker on December 16, 2021 with the SEC. As of close of business on December 14, 2021 (i) Baker Brothers Life Sciences L.P. (Life Sciences) beneficially owned 4,357,556 shares of common stock, and (ii) 667, L.P. (667, and together with Life Sciences, the Funds) beneficially owned 346,863 shares of common stock. The Adviser GP, Felix J. Baker and Julian C. Baker as managing members of the Adviser GP, and the Adviser may be deemed to be beneficial owners of securities of the Company directly held by the Funds. The address for each of the entities listed in this footnote is c/o Baker Bros. Advisors LP, 860 Washington Street, 3rd Floor, New York, NY 10014.

(2)
Information is based solely on a Schedule 13D filed by MPM BioVentures 2014, L.P. (MPM 2014), MPM BioVentures 2014 (B), L.P. (MPM B 2014), MPM Asset Management Investors BV2014 LLC (MPM 2014 LLC), MPM BioVentures 2018, L.P. (MPM 2018), MPM BioVentures 2018 (B), L.P. (MPM B 2018), MPM Asset Management Investors BV2018 LLC (MPM 2018 LLC), MPM BioVentures 2014 GP LLC (BV 2014 GP), MPM BioVentures 2014 LLC (BV 2014 LLC), MPM BioVentures 2018 GP LLC (BV 2018 GP), MPM BioVentures 2018 LLC (BV 2018 LLC) (collectively, the MPM Entities) and Ansbert Gadicke, Luke Evnin, Todd Foley and Edward Hurwitz (collectively, the Listed Persons, and together with the MPM Entities, the Filing Persons) on November 12, 2021 with the SEC. Consists of (i) 69,174 shares of common stock held by MPM 2014 LLC, (ii) 40,707 shares of common stock held by MPM 2018 LLC, (iii) 2,009,676 shares of common stock held by MPM 2014, (iv) 134,042 shares of common stock held by MPM B 2014, (v) 2,062,562 shares of common stock held by MPM 2018 and (vi) 109,623 shares of common stock held by MPM B 2018. BV 2014 LLC is the Managing Member of BV 2014 GP, which is the General Partner of MPM 2014 and MPM B 2014. BV 2014 LLC is the Manager of MPM 2014 LLC. Dr. Ansbert Gadicke, Dr. Luke Evnin and Todd Foley, a member of our board of directors, are the Managing Directors of BV 2014 LLC and share voting and dispositive power over the shares held by each of MPM 2014, MPM B 2014 and MPM 2014 LLC. BV 2018 LLC is the Managing Member of BV 2018 GP, which is the General Partner of MPM 2018 and MPM B 2018. BV 2018 LLC is the Manager of MPM 2018 LLC. Dr. Ansbert Gadicke, Dr. Luke Evnin, Todd Foley, a member of our board of directors, and Edward Hurwitz are the Managing Directors of BV 2018 LLC and share voting and dispositive power over the shares held by each of MPM 2018, MPM B 2018 and MPM 2018 LLC. Each of the entities and individuals listed above expressly disclaims beneficial ownership of the securities listed above except to the extent of any pecuniary interest therein. The address for each of the Filing Persons listed in this footnote is c/o MPM Capital, 450 Kendall Street, Cambridge, MA 02142.

(3)
Information is based solely on a Schedule 13D filed by 5AM Ventures V, L.P. (5AM V), 5AM Partners V, LLC (5AM Partners V), 5AM Opportunities I, L.P. (5AM Opportunities), 5AM Opportunities I (GP), LLC (5AM Opportunities GP) (collectively the 5AM Entities) and Andrew J. Schwab, Dr. Kush M. Parmar and Dr. Scott M. Rocklage (collectively, the Reporting Persons, and together with the 5AM Entities, the Filing Persons) on November 12, 2021 with the SEC. Consists of (i) 1,132,357 shares of common stock held by 5AM Opportunities and (ii) 3,276,022 shares of common stock held by 5AM V (collectively, 5AM Ventures). 5AM Opportunities GP is the general partner of 5AM Opportunities and may be deemed to have sole investment and voting power over the shares held by 5AM Opportunities. Dr. Parmar, a member of our board of directors, is a managing member of 5AM Partners V and 5AM Opportunities GP, and may be deemed to share voting and dispositive power over the shares held by 5AM Ventures. The address of the Filing Persons listed in this footnote is 501 2nd Street, Suite 350, San Francisco, CA 94107.

(4)
Information is based solely on a Schedule 13G filed by Merck & Co., Inc. (Merck), Merck Sharp & Dohme Corp. (MSD) and MRL Ventures Fund, LLC (MRL) on February 8, 2022 with the SEC. All shares are held directly by MRL, which is a wholly owned subsidiary of MSD. The address of Merck is 2000 Galloping Hill Road, Kenilworth, NJ 07033, the address of MSD is One Merck Drive, Whitehouse Station, NJ 08889, and the address of MRL is Bent Street, Cambridge, MA 02141.

(5)
Information is based solely on a Schedule 13G filed by Redmile Group, LLC (Redmile) on February 14, 2022 with the SEC. Consists of 1,954,420 shares of common stock held by certain private investment vehicles and/or separately managed accounts managed by Redmile. Redmile serves as investment manager of such provide investment vehicles and/or separately managed accounts may be deemed to beneficially own such shares. Jeremy C. Green serves as the principal of Redmile, and as such shares voting and dispositive power over the shares. Redmile and Mr. Green each disclaim beneficial ownership of these shares, except to the extent of its or his pecuniary interest in such shares, if any. The address of the above person and entity is c/o Redmile, One Letterman Drive, Building D, Suite D3-300, San Francisco, CA 94129.
(6)
Information is based solely on a Schedule 13G filed by Roche Finance Ltd (Roche Finance) and Roche Holding Ltd (Roche Holding) on February 14, 2022 with the SEC. All shares are held directly by Roche Finance. Roche Finance is a wholly owned subsidiary of Roche Holding, a publicly held Swiss corporation, traded on the SIX Swiss Exchange. Roche Holding may be deemed to have beneficial ownership of the 2,813,525 shares directly beneficially owned by Roche Finance. Roche Finance and Roche Holding have shared voting and dispositive power over the shares reported. Carole Nuechterlein, a member of our board of directors, is an employee of F. Hoffmann-La Roche Ltd, a subsidiary of Roche Finance and disclaims beneficial ownership of the shares held by Roche Finance. The address of Roche Finance is Grenzacherstrasse 122, Basel, 4058 Switzerland and the address of Roche Holding is Grenzacherstrasse 124, Basel, 4058 Switzerland.

(7)
Information is based solely on a Schedule 13G filed by T. Rowe Price Associates, Inc. (T. Rowe) on February 14, 2022 with the SEC. T. Rowe has sole voting power over 329,675 shares of our common stock and sole dispositive power over 2,020,637 shares of our common stock. The address of T. Rowe is 100 E. Pratt Street, Baltimore, MD 21202.

(8)
Information is based solely on a Schedule 13G filed by Wellington Management Group LLP (Wellington Management Group), Wellington Group Holdings LLP (Wellington Group), Wellington Investment Advisors Holdings LLP (Wellington Advisors Holdings) and Wellington Management Company LLP (Wellington Management Company) (collectively, the Wellington Entities) with the SEC on February 4, 2022. Each of Wellington Management Group and Wellington Group, as investment advisers, has shared voting power with respect to 2,915,757 shares and shared dispositive power with respect to 3,114,006 shares. Wellington Advisors Holdings has shared voting power with respect to 2,915,757 shares and shared dispositive power with respect to 3,114,006 shares. Wellington Management Company, as a parent holding company or control person, has shared voting power with respect to 2,872,672 shares and shared dispositive power with respect to 2,936,833 shares. The address of the Wellington Entities is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.

(9)
Consists of (i) 173,667 shares of common stock, (ii) 10,793 shares of restricted common stock issued upon early exercise of stock options and (iii) 962,974 shares of common stock underlying options exercisable within 60 days of April 5, 2022, 936,021 of which are subject to an early exercise feature.

(10)
Consists of (i) 9,535 shares of common stock and (ii) 212,713 shares of common stock underlying options exercisable within 60 days of April 5, 2022, 202,211 of which are subject to an early exercise feature.

(11)
Consists of (i) 61,344 shares of common stock and (ii) 231,943 shares of common stock underlying options exercisable within 60 days of April 5, 2022, 218,067 of which are subject to an early exercise feature.

(12)
Consists of (i) 5,200 shares of common stock and (ii) 217,050 shares of common stock underlying options exercisable within 60 days of April 5, 2022, 206,548 of which are subject to an early exercise feature.

(13)
Consists of (i) 120,043 shares of common stock, (ii) 24,719 shares of restricted common stock issued upon early exercise of stock options and (iii) 214,650 shares of common stock underlying options exercisable within 60 days of April 5, 2022, 179,119 of which are subject to an early exercise feature.

(14)
Consists of (i) 5,000 shares of common stock held by Mr. Crowley, (ii) 23,283 shares of common stock held by John F. Crowley 2021 Family Trust, (iii) 9,581 shares of restricted common stock issued upon early exercise of stock options held by John F. Crowley 2021 Family Trust and (iv) 14,180 shares of common stock underlying options exercisable within 60 days of April 5, 2022 held by Mr. Crowley. Mr. Crowley exercises voting and dispositive power over the shares beneficially owned by John F. Crowley 2021 Family Trust, all of which are subject to an early exercise feature.

(15)
Consists of 4,580 shares of common stock underlying options exercisable within 60 days of April 5, 2022.

(16)
Consists of (i) 13,824 shares of common stock and (ii) 33,220 shares of restricted common stock issued upon early exercise of stock options.

(17)
Consists of 4,580 shares of common stock underlying options exercisable within 60 days of April 5, 2022.

(18)
Consists of 4,580 shares of common stock underlying options exercisable within 60 days of April 5, 2022.

(19)
Consists of 46,604 shares of common stock underlying options exercisable within 60 days of April 5, 2022, all of which are subject to an early exercise feature.

(20)
Includes options to purchase 1,913,854 shares of common stock underlying options exercisable within 60 days of April 5, 2022, held by executive officers and directors, as described in notes 9 through 19 above, 1,802,750 of which are subject to an early exercise feature.

REPORT OF THE AUDIT COMMITTEE
The audit committee is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities with respect to:
•
the integrity of Entrada Therapeutics’ financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements;

•
the qualifications, independence, and performance of Entrada Therapeutics’ independent registered public accounting firm;

•
the performance of Entrada Therapeutics’ internal audit function, if any; and,

•
other matters as set forth in the charter of the audit committee approved by the Board of Directors.

The audit committee reviews the Company’s financial disclosures and meets privately, outside the presence of management, with the independent registered public accounting firm. The audit committee also reviews the performance of the independent registered public accounting firm in the annual audit of Entrada Therapeutics’ financial statements and in assignments unrelated to the audit, and reviews the independent registered public accounting firm’s fees. The audit committee provides the Board of Directors such information and materials as it may deem necessary to apprise the Board of Directors of financial matters requiring its attention. In addition, the audit committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval.
Management is responsible for the preparation of Entrada Therapeutics’ financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Entrada Therapeutics’ financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Entrada Therapeutics for the fiscal year ended December 31, 2021. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the Securities and Exchange Commission, or the SEC. In addition, the audit committee received written communications from the independent registered public accounting firm confirming its independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm its independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors that the audited consolidated financial statements of Entrada Therapeutics be included in Entrada Therapeutics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended, except to the extent that we specifically incorporate it by reference into such filing.
THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS OF
ENTRADA THERAPEUTICS, INC.
Mary Thistle
Carole Nuechterlein
Kush M. Parmar, M.D., Ph.D.
April 19, 2022

HOUSEHOLDING
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Entrada Therapeutics, Inc., 6 Tide Street, Boston, MA 02210, Attention: Corporate Secretary, telephone: (857) 520-9158. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
STOCKHOLDER PROPOSALS
A stockholder who would like to have a proposal considered for inclusion in our 2023 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 20, 2022. However, if the date of the 2022 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2023 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Entrada Therapeutics, Inc., 6 Tide Street, Boston, MA 02210, Attention: Corporate Secretary.
If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.
The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2023 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 2, 2023 and no later than March 4, 2023. Stockholder proposals and the required notice should be addressed to Entrada Therapeutics, Inc., 6 Tide Street, Boston, MA 02210, Attention: Investor Relations / Corporate Secretary.
Any stockholder recommendation for a director nominee must be submitted to the Company not less than 120 calendar days prior to the date on which the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting. To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies for the Company’s 2023 annual meeting of stockholders in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 3, 2023.
ANNUAL REPORT ON FORM 10-K
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 as filed with the SEC is accessible free of charge on our website at www.entradatx.com. The Annual Report on Form 10-K contains our audited consolidated balance sheets as of December 31, 2020 and 2021. You can request a copy of our Annual Report on Form 10-K free of charge by sending a written request to Entrada Therapeutics, Inc., 6 Tide Street, Boston, MA 02210, Attention: Corporate Secretary. Please include your contact information with the request.
OTHER MATTERS
Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYD77863-P695511b. Kush M. Parmar, M.D., Ph.D.Nominees:1a. Dipal Doshi1c. Mary Thistle1. Election of DirectorsFor WithholdFor Against Abstain! !! !! !! ! !ENTRADA THERAPEUTICS, INC.The Board of Directors recommends you vote FORthe following proposal:ENTRADA THERAPEUTICS, INC.6 TIDE STREETBOSTON, MA 02210The Board of Directors recommends you vote FOR the following proposal:2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year endingDecember 31, 2022.NOTE: In their discretion, the proxies are authorized to vote upon any other matters that are properly brought by or at the discretion of the Board of Directorsbefore the Annual Meeting and at any adjournments or postponements thereof. Even if you are planning to attend the meeting virtually, you are urged tosign and mail this proxy in the return envelope so that the stock may be represented at the Annual Meeting.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should eachsign personally. All holders must sign. If a corporation or partnership, please sign in fullcorporate or partnership name by authorized officer.VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 p.m. Eastern Time on June 1, 2022. Have your proxy card in hand when youaccess the web site and follow the instructions to obtain your records and to create anelectronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/TRDA2022You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m.Eastern Time on June 1, 2022. Have your proxy card in hand when you call and then followthe instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717. Votes submitted through the mail must be received prior to June 1, 2022.

Important Notice Regarding the Availability of Proxy Materials for theAnnual Meeting of Stockholders to be Held Online on June 2, 2022:The Notice, Proxy Statement and 2021 Annual Report are available for viewing, printing and downloadingat www.proxyvote.com.D77864-P69551ENTRADA THERAPEUTICS, INC.2022 Annual Meeting of StockholdersJune 2, 2022 9:30 AM EDTThis proxy is solicited on behalf of the Board of Directors of Entrada Therapeutics, Inc.The undersigned hereby appoints Dipal Doshi and Jared Cohen, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ENTRADA THERAPEUTICS, INC. that the undersigned is entitled to vote at the Annual Meeting to be held at 9:30 AM EDT on June 2, 2022 virtually at www.virtualshareholdermeeting.com/TRDA2022 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side